UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  July 12, 2006

                           ---------------------------
                Date of Report (Date of earliest event reported)

                           ELITE PHARMACEUTICALS, INC.

                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       333-45241            22-3542636
        ----------                    ------------         --------------
(State or other jurisdiction          (Commission          (IRS Employer
       of incorporation)              File Number)         Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
         ---------------------------------------------------------------
                    (Address of principal executive offices)


                                 (201) 750-2646
                              ---------------------
              (Registrant's telephone number, including area code)



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the  Exchange  Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01       ENTRY INTO A MATERIAL AGREEMENT

ITEM 3.02       UNREGISTERED SALES OF EQUITY SECURITIES

                  On July 12, 2006, the Registrant entered into a Financial Advisory Agreement (the "Agreement") with Indigo Ventures LLC ("Indigo"). The term of the Agreement is for 3 years effective as of July 1, 2006; provided, that either party can terminate the Agreement, for any reason or no reason, at any time upon 30 days' written notice. Pursuant to the Agreement, Indigo, on a non-exclusive basis, agrees to advise, consult with, and assist the Registrant in various matters as requested (and only to the extent requested) by the Registrant which may include, without limitation (i) a review of the Registrant's business, operations and financial condition, including advising on capitalization structures; (ii) advice relating to general capital raising matters; (iii) recommendations relating to specific business operations, strategic transactions and joint ventures; (v) advice regarding future financings involving debt or equity securities of the Registrant or any affiliate of the Registrant; and (v) assistance with interaction between the Registrant and its current and future investors. The Registrant is to pay Indigo $45,000 initially and then $15,000 per month in connection with Indigo providing the consulting services.

                  Additionally, Indigo acquired a warrant to purchase up to 600,000 shares of common stock, par value $0.01 per share, of the Registrant (the "Common Stock") for an aggregate purchase price of $150,000. The Warrant
(i) shall vest as follows: 50,000 shares shall vest quarterly beginning on the three (3) month anniversary of July 1, 2006, (ii) shall expire on July 1, 2011,
(iii) shall terminate, to the extent unvested, as of the date of termination of the Agreement, (iv) shall fully vest upon a change of control and (v) shall have an exercise price of $3.00 per share of the Common Stock.

                  The issuance of the Warrant is exempt from the registration provisions of the Act pursuant to Section 4(2) and Regulation D thereunder.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         a)  Not applicable.

         b)  Not applicable.

         c)  Exhibits

             4.1     Form of Warrant to purchase 600,000 shares of Common Stock

             10.1 Financial Advisory Agreement between the Registrant and Indigo Ventures LLC

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: July 12, 2006

                                             ELITE PHARMACEUTICALS, INC.


                                             By:  /s/ Bernard Berk
                                                  ------------------------------
                                                  Name:  Bernard Berk
                                                  Title: Chief Executive Office